Exhibit 10.21

SHARE SETTLEMENT AGREEMENT

JASON REMILLARD

and

DATA443 RISK MITIGATION, INC.

EFFECTIVE DATE:

14 August 2020

SHARE SETTLEMENT AGREEMENT

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PARTIES

THIS SHARE SETTLEMENT AGREEMENT (the “Agreement”) is entered into as of and on the 14th day of August, 2020 (the “Effective Date”), by and between JASON REMILLARD, an individual residing in the State of North Carolina (“Remillard”); and, DATA443 RISK MITIGATION, INC., a Nevada corporation (“Data443”). Remillard and Data443 are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

II

RECITALS

A. The Parties previously engaged in transactions intended to be tax-free under which Data443 acquired from Remillard one hundred percent (100%) of the issued and outstanding ownership interests of both Myriad Software Productions, LLC and Data443 Risk Mitigation, Inc. (a North Carolina corporation), collectively referred to herein as the “Acquired Companies”.

B. As part of the consideration for the Acquired Companies, Data443 was obligated to issue to Remillard shares of Data443 common stock (the “Common Shares”), as reflected in the filings of Data443 with the Securities and Exchange Commission.

C. Data443 has failed to issue the Common Shares to Remillard for over two (2) years, and each Party is now willing to provide assurances to the other that it will not assert any claims of any kind against the other arising solely out of the failure to issue the Common Shares, without impacting any other consideration to be issued for the Acquired Companies, or with regard to any other relationship or claim of right whatsoever arising out of or in any manner or form related to any other relationship between the Parties.

D. The parties desire to resolve all issues related to the Common Shares.

E. NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

III

SHARE ISSUANCE AND SETTLEMENT

3.1 Issuance of Preferred Shares. As additional consideration hereunder, and in lieu of issuance of any of the Common Shares, Data443 shall immediately issue to Remillard one hundred forty four thousand (144,000) shares of its Series A Preferred Stock (the “Preferred Shares”). The Preferred Shares shall be deemed to be fully paid for, non-assessable, and owned free and clear by Remillard, and shall be deemed to have been issued for the Acquired Companies in the same manner as the Common Shares, and as of the same time as the Common Shares were to have been issued to Remillard.

3.2 No Further Right to the Common Shares. Upon issuance of the Preferred Shares, Remillard shall have no further right to any of the Common Shares, and Remillard hereby expressly agree to settle and release Data443 from any and all known and unknown claims of every nature and kind whatsoever, losses, fines, penalties, damages, demands, judgments, debts, obligations, interests, liabilities, causes of action, breaches of duty, costs, expenses, and injunctions of any nature whatsoever, arising out of the failure to issue the Common Shares. Remillard expressly does not waive any other right whatsoever, including without limitation, the right to receive any additional consideration for the Acquired Companies, other than the Common Shares.

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3.3 Tax Treatment. The Parties agree that the issuance of the Preferred Shares is for no reason other than as settlement hereunder to replace the obligation to issue the Common Shares, and is intended to be a non-taxable event to all Parties. Neither Party shall take a position (i) on any tax return; (ii) in any filing with the Securities and Exchange Commission; (iii) in any financial statements; or, (iv) before any judicial, administrative, or taxing authority that is inconsistent with this Section 3.3, unless otherwise required by a final and binding determination or resolution of a governmental body with appropriate jurisdiction. Each Party agrees to promptly notify the other of any assertion by a taxing authority of a position that is inconsistent with this Section 3.3.

3.4 After Acquired Information. The Parties acknowledge that they may hereafter discover information, facts, or circumstances different from or in addition to those which they now know or believe to be true. Except as otherwise provided herein to the contrary, this Agreement shall remain in full force and effect in all respects notwithstanding such discovery, and the Parties expressly accept and assume the risk of such possible additions to or differences from those facts now known or believed to be true.

IV

ADDITIONAL REPRESENTATIONS AND OBLIGATIONS

4.1 Independent Legal Counsel. The Parties warrant, represent, and agree that in executing this Agreement, they do so with full knowledge of the rights each may have with respect to the other Party, and that each has received, or has had the opportunity to receive, independent legal advice as to these rights. Each of the Parties has executed this Agreement with full knowledge of these rights, and under no fraud, duress, or undue influence.

4.2 Execution and Performance of Agreement.

4.2.1. By Data443. Data443 hereby warrants and represents to Remillard as follows:

(a) It has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder. All proceedings have been taken and all authorizations have been secured which are necessary to authorize the execution, delivery, and performance by Data443 of this Agreement. This Agreement has been duly and validly executed and delivered by Data443 and constitutes the valid and binding obligations of Data443, enforceable in accordance with the respective terms.

(b) The consummation by Data443 of the transactions herein contemplated, including the execution, delivery and consummation of this Agreement, will not violate any judgment, law, order, writ, rule or regulation, or determination or decree of any arbitrator, court, or other governmental agency or administrative body (collectively, “Requirement of Law”) applicable or binding upon Data443.

4.2.2. By Remillard. Remillard hereby warrants and represents to Data443 as follows:

(a) He has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder. All proceedings have been taken and all authorizations have been secured which are necessary to authorize the execution, delivery, and performance by Remillard of this Agreement. This Agreement has been duly and validly executed and delivered by Remillard and constitutes the valid and binding obligations of Remillard, enforceable in accordance with the respective terms.

(b) The consummation by Remillard of the transactions herein contemplated, including the execution, delivery, and consummation of this Agreement, will not violate any Requirement of Law applicable or binding upon Remillard.

V

ADDITIONAL PROVISIONS

5.1 Executed Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by Fax or by E-Mail, such signature shall create a valid and binding obligation of that Party (or on whose behalf such signature is executed) with the same force and effect as an original thereof. Any photographic, photocopy, or similar reproduction copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as if it were an executed counterpart of this Agreement.

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5.2 Entire Agreement. This Agreement, and all references, documents, or instruments referred to herein, contains the entire agreement and understanding of the Parties in respect to the subject matter herein. The Parties have expressly not relied upon any promises, representations, warranties, agreements, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes (i) any and all prior written or oral agreements, understandings, and negotiations between the Parties with respect to the subject matter herein; and, (ii) any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

5.3 Severability. Each and every provision of this Agreement is severable and independent of any other term or provision of this Agreement. If any term or provision hereof is held void or invalid for any reason by a court of competent jurisdiction, such invalidity shall not affect the remainder of this Agreement.

5.4 Governing Law. This Agreement shall be governed by the laws of the State of North Carolina, without giving effect to any choice or conflict of law provision or rule (whether of the State of North Carolina or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of North Carolina. If any court action is necessary to enforce the terms and conditions of this Agreement, the Parties hereby agree that the appropriate court of the State of North Carolina, Wake County, shall be the sole jurisdiction and venue for the bringing of such action.

5.5 Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. The remedies of the Parties under this Agreement are cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

5.6 Waiver. No failure by any Party to insist on the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy on a breach shall constitute a waiver of any such breach or of any other covenant, duty, agreement, or condition.

5.7 Recovery of Fees by Prevailing Party. In the event of any legal action (including arbitration) to enforce or interpret the provisions of this Agreement, the non-prevailing Party shall pay the reasonable attorneys’ fees and other costs and expenses including expert witness fees of the prevailing Party in such amount as the court shall determine. In addition, such non-prevailing Party shall pay reasonable attorneys’ fees incurred by the prevailing Party in enforcing, or on appeal from, a judgment in favor of the prevailing Party. The preceding sentence is intended by the Parties to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

5.8 Recitals. The facts recited in Article II, above, are hereby conclusively presumed to be true as between and affecting the Parties.

5.9 Amendment. This Agreement may be amended or modified only by a writing signed by all Parties.

5.10 Successors and Assigns. Except as expressly provided in this Agreement, each and all of the covenants, terms, provisions, conditions, and agreements herein contained shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties.

5.11 Assignability. This Agreement is not assignable by either Party without the expressed written consent of all Parties.

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5.12 Provision Not Construed Against Party Drafting Agreement. This Agreement is the result of negotiations by and between the Parties; is the product of the work and efforts of the Parties; shall be deemed to have been drafted by all Parties; and, each Party has had the opportunity to be represented by independent legal counsel of its choice. In the event of a dispute, no Party shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party.

5.13 Agreement Provisions, Exhibits, and Schedules. When a reference is made in this Agreement to an Article, Section, Subsection, Exhibit, or Schedule, such reference shall be to said item of this Agreement unless otherwise indicated. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof as if set out in full herein.

5.14 Further Assurances. Each Party agrees (i) to furnish upon request to each other Party such further information; (ii) to execute and deliver to each other Party such other documents; and, (iii) to do such other acts and things, all as another Party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions envisioned hereunder. However, this provision shall not require that any additional representations or warranties be made and no Party shall be required to incur any material expense or potential exposure to legal liability pursuant to this Section 5.14.

5.15 Notices.

5.15.1. Method and Delivery. All notices, requests and demands hereunder shall be in writing and delivered by hand, by Electronic Transmission, by mail, or by recognized commercial over-night delivery service (such as Federal Express or UPS), and shall be deemed given (a) if by hand delivery, upon such delivery; (b) if by Electronic Transmission, upon confirmation of receipt of same; (c) if by mail, forty-eight (48) hours after deposit in the United States mail, first class, registered or certified mail, postage prepaid; or, (d) if by recognized commercial over-night delivery service, upon such delivery.

5.15.2. Consent to Electronic Transmission. Each Party hereby expressly consents to the use of Electronic Transmission for communications and notices under this Agreement. For purposes of this Agreement, “Electronic Transmission” means a communication (i) delivered by Fax or E-Mail when directed to the Fax number or E-Mail address, respectively, for that recipient on record with the sending Party; and, (ii) that creates a record that is capable of retention, retrieval, and review, and can be rendered into clearly legible tangible form.

5.15.3. Address Changes. Any Party may alter the Fax number, E-Mail address, physical address, or postage address to which communications or copies are to be sent by giving notice of such change of address to the other Parties in accordance with the provisions of this Section 5.15.

5.16 Best Efforts. Each Party shall cooperate in good faith with the other Parties generally, and in particular, the Parties shall use and exercise their best efforts, taking all reasonable, ordinary and necessary measures to ensure an orderly and smooth relationship under this Agreement, and further agree to work together and negotiate in good faith to resolve any differences or problems which may arise in the future. However, the obligations under this Section 5.16 shall not include any obligation to incur substantial expense or liability.

5.17 Definitional Provisions. For purposes of this Agreement, (i) those words, names, or terms which are specifically defined herein shall have the meaning specifically ascribed to them; (ii) wherever from the context it appears appropriate, each term stated either in the singular or plural shall include the singular and plural; (iii) wherever from the context it appears appropriate, the masculine, feminine, or neuter gender, shall each include the others; (iv) the words “hereof”, “herein”, “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement; (v) all references to “Dollars” or “$” shall be construed as being United States Dollars; (vi) the term “including” is not limiting and means “including without limitation”; and, (vii) all references to all statutes, statutory provisions, regulations, or similar administrative provisions shall be construed as a reference to such statute, statutory provision, regulation, or similar administrative provision as in force at the date of this Agreement and as may be subsequently amended.

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VI

EXECUTION

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties in Wake County, North Carolina, and shall be effective as of and on the Effective Date. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Agreement.

REMILLARD:	DATA443

DATA443 RISK MITIGATION, INC.,
a Nevada corporation
JASON REMILLARD

DATED:	BY:
NAME:
TITLE:
DATED:

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